Exhibit 99.1

TLG Acquisition One Corp. Announces Effectiveness of Registration Statement and July 25, 2023 Scheduled Special Meeting of Stockholders to Approve Business Combination with Electriq Power, Inc.

West Palm Beach, Florida (July 17, 2023) – TLG Acquisition One Corp. (NYSE: TLGA; TLGA.U) (“TLG”), a publicly traded special purpose acquisition company, today announced that TLG’s registration statement on Form S-4, relating to the previously announced business combination between TLG and Electriq Power, Inc. (“Electriq”), a leading provider of residential energy storage solutions, has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”).

TLG will mail the definitive joint proxy statement/consent solicitation statement/prospectus (the “Proxy Statement”) to stockholders of record as of the close of business on June 8, 2023. The Proxy Statement contains a notice and voting instruction form or a proxy card relating to the special meeting of TLG’s stockholders (the “Special Meeting”).

The Special Meeting to approve the proposed business combination is scheduled to be held on July 25, 2023 at 10:00 a.m. Eastern Time in virtual meeting format. If the proposals at the Special Meeting are approved, the parties anticipate that the business combination will close and the combined entity will commence trading on the New York Stock Exchange under the new ticker symbol “ELIQ” shortly thereafter, subject to the satisfaction or waiver, as applicable, of all other closing conditions.

Every stockholder’s vote is important, regardless of the number of shares held. Accordingly, TLG requests that each stockholder complete, sign, date and return a proxy card (online or by mail) as soon as possible and, if by internet, no later than 11:59 p.m. Eastern Time on July 24, 2023, to ensure that the stockholder’s shares will be represented at the Special Meeting. Stockholders who hold shares in “street name” (i.e. those stockholders whose shares are held of record by a broker, bank or other nominee) should contact their broker, bank or nominee to ensure that their shares are voted.

If any TLG stockholder does not receive the Proxy Statement, such stockholder should (i) confirm his or her Proxy Statement’s status with his or her broker or (ii) contact Morrow Sodali LLC, TLG’s proxy solicitor (“Morrow Sodali”), for assistance via email at TLGA.info@investor.morrowsodali.com or toll-free call at (800) 662-5200. Banks and brokers can place a collect call to Morrow Sodali at (203) 658-9400.

About Electriq

Electriq, founded in 2014 in Silicon Valley, provides turnkey intelligent energy storage and management solutions for homes and small businesses. Electriq’s solutions deliver always-available, low-cost clean energy, even during intermittent outages and inclement weather. Those solutions enable cities, municipalities, and utilities to provide their constituents with a path to sustainable and resilient sources of energy, regardless of socio-economic status. Electriq announced in November 2022 it had entered into a definitive transaction agreement with TLG Acquisition One Corp. (NYSE: TLGA), a publicly traded special purpose acquisition company. Upon closing of the transaction, the combined company will operate under the name Electriq Power Holdings, Inc. The company’s combined shares are expected to trade on the NYSE under the symbol “ELIQ.”

About TLG

TLG Acquisition One Corp. is a special purpose acquisition company formed by The Lawrie Group for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

This communication relates to the proposed business combination (“Business Combination”) involving TLG and Electriq. This communication may be deemed to be solicitation material in respect of the proposed Business Combination. The proposed Business Combination has been submitted to TLG’s stockholders for their consideration. In connection with the proposed Business Combination, TLG has filed with the SEC a registration statement on Form S-4 (the “Form S-4”), in which a joint proxy statement/consent solicitation statement/prospectus (the “Proxy Statement/Consent Solicitation Statement/Prospectus”) was included. The information in the Form S-4 may be changed. TLG also intends to file other relevant documents with the SEC regarding the proposed Business Combination. The Form S-4 has been declared effective by the SEC and the definitive Proxy Statement/Consent Solicitation Statement/Prospectus is being mailed to TLG’s stockholders in connection with TLG’s solicitation of proxies for the vote of TLG’s stockholders, and Electriq’s stockholders in connection with Electriq’s solicitation of written consent, in connection with the proposed Business Combination and other matters as described in such Proxy Statement/Consent Solicitation Statement/Prospectus, and serves as the prospectus relating to the offer of the securities to be issued to Electriq’s stockholders in connection with the completion of the proposed Business Combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION, INVESTORS AND STOCKHOLDERS OF TLG AND INVESTORS AND STOCKHOLDERS OF ELECTRIQ AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS REGARDING THE PROPOSED BUSINESS COMBINATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

The Proxy Statement/Consent Solicitation Statement/Prospectus, any amendments or supplements thereto and other relevant materials, and any other documents filed by TLG with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or free of charge from TLG at https://tlgacquisitions.com/investor-relations/default.aspx or by directing a written request to TLG at 515 North Flagler Drive, Suite 520, West Palm Beach, FL 33401.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

TLG, Electriq and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed Business Combination.

Information regarding TLG’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 20, 2023 (the “Annual Report”). To the extent that holdings of TLG’s securities have changed from the amounts reported in the Annual Report, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Form S-4, the Proxy Statement/Consent

Solicitation Statement/Prospectus and other relevant materials relating to the proposed Business Combination to be filed with the SEC when they become available. Stockholders and other investors should read the Proxy Statement/Consent Solicitation Statement/Prospectus carefully when it becomes available before making any voting or investment decisions.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Generally, statements that are not historical facts in this communication are forward-looking statements. Forward-looking statements herein generally relate to future events or the future financial or operating performance of TLG, Electriq or the combined company expected to result from the Business Combination (the “Combined Company”). For example, projections of future financial or operational performance of Electriq or the Combined Company are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “ should,” “ expect,” “ intend,” “ will,” “estimate,” “ anticipate,” “ believe,” “ predict,” “project,” “target,” “budget,” “forecast,” “could,” “continue,” “plan,” or “potentially” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are based on beliefs and assumptions and on information currently available to management of TLG or Electriq and are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by TLG, Electriq and their management, as the case may be, are inherently uncertain and subject to material change. There can be no assurance that future developments affecting TLG or Electriq will be those that it has anticipated. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in TLG’s SEC filings. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of TLG and Electriq described above. Neither TLG nor Electriq undertakes any duty to update these forward-looking statements. In addition, no responsibility, liability or duty of care is or will be accepted by TLG, Electriq or any other person for updating or revising this communication or providing any additional information to any recipient and any such liability is expressly disclaimed.

Contacts

Media enquiries for TLG – email mail@tlgacquisitions.com

Media enquiries for Electriq – email ir@electriqpower.com